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                                                                    EXHIBIT 23.2
                                                                    ------------


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Registration Statement on Form S-8 pertaining to the Military Resale Group, Inc. 2001 Equity Incentive
Plan of our report dated February 18, 2002, as amended, with respect to the financial statements of Military Resale Group, Inc. included in its Annual Report (Form 10-KSB) for the period from January 1, 2001 to December 31, 2001, filed with the Securities and Exchange Commission.



                              /s/  Michael  Johnson  &  Company  LLC

Denver,  Colorado
January  6,  2003

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